EXHIBIT 10.48

                                                                    EXHIBIT A TO
                                                                   OFFER TO LEND

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT
                              AND TO REVOLVING NOTE

                  This First Amendment is made as of this ____ day of July, 1997, by and among K-TEL INTERNATIONAL (USA), INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel USA"), DOMINION ENTERTAINMENT, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("Dominion"), K-TEL PRODUCTIONS, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Productions"), K-TEL VIDEO, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Video"), K-TEL DIRECT, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Direct"), K-TEL TV, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel TV"), K-TEL CONSUMER PRODUCTS, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Consumer Products"; K-Tel USA, Dominion, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products are sometimes herein collectively referred to as the "Borrowers" and each is sometimes individually referred to as a "Borrower"), and TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Bank").

                                    RECITALS

                  A. The Borrowers and the Bank have entered into an Amended and Restated Revolving Credit Agreement dated as of April 10, 1997 (as may be amended from time to time, the "Credit Agreement"), pursuant to which the Bank, subject to the terms and conditions set forth therein, agreed to make revolving advances to the Borrowers in the aggregate amount of up to $1,000,000.

                  B. The Borrowers' joint and several obligation to repay the revolving advances made by the Bank under the Credit Agreement is evidenced by the Borrowers' Revolving Note dated April 10, 1997, payable to the Bank's order in the original principal amount of $1,000,000 (the "Note").

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                  C. The Borrowers have requested, among other things, that the
Bank (i) extend the Maturity Date from July 31, 1997 to August 31, 1997 and (ii) waive certain Events of Default.

                  D. The Bank is willing to grant the Borrowers' requests subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. All capitalized terms used in this First Amendment, unless specifically defined herein, shall have the meanings given to such terms in the Credit Agreement.

                  2. Events of Default have occurred under Section 7.1(c) of the Credit Agreement because (i) K-Tel USA's accounts receivable from and advances due from K-Tel Video exceeded the aggregate limit of $250,000 permitted by the Credit Agreement, (ii) K-Tel USA's accounts receivable from and advances due from K-Tel TV exceeded the aggregate limit of $250,000 permitted by the Credit Agreement, (iii) K-Tel USA's accounts receivable from and advances due from K-Tel Consumer Products exceeded the aggregate limit of $1,523,000 permitted by the Credit Agreement, (iv) K-Tel USA's accounts receivable from and advances due from Dominion Vertriebs exceeded the aggregate limit of $41,000 permitted by the Credit Agreement, (v) K-Tel USA's accounts receivable from and advances due from K-Tel International Limited exceeded the aggregate limit of $24,000 permitted by the Credit Agreement. Upon the terms and subject to the conditions set forth in this First Amendment, the Bank hereby waives the foregoing Events of Default and the Bank hereby prospectively waives future Events of Default arising from the Borrowers failure to comply with the requirements of Sections 6.2 and 6.4 of the Credit Agreement through August 31, 1997. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

                  3. Section 1.1 of the Credit Agreement is hereby amended by deleting the existing definitions of "Commitment Termination Date" and "Maturity Date" and by substituting therefor the following new definitions:

                  "'Commitment Termination Date' means August 31, 1997 or the earlier termination of the Commitment pursuant to Section 7.2 hereof."

                  "'Maturity Date' means August 31, 1997."

                  4. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition of "First Amendment" in the appropriate alphabetical location:

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                  "'First Amendment' means that certain First Amendment to
         Amended and Restated Revolving Credit Agreement dated as of July __, 1997, between the Bank and the Borrowers."

                  5. The Note is hereby amended by deleting the date "July 31, 1997" as it appears in the twelfth line of the first paragraph thereof and by substituting therefor the date "August 31, 1997".

                  6. References. From and after the date of this First Amendment all references in the Credit Agreement to "this Agreement" and all references in the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this First Amendment. From and after the date of this First Amendment all references in the Note to "this Note" and all references in the other Loan Documents to "the Note" shall be deemed to refer to the Credit Agreement as amended by this First Amendment.

                  7. No Other Changes. Except as explicitly amended by this First Amendment, all of the original terms and conditions of the Credit Agreement and the Note shall remain in full force and effect.

                  8. No Other Waiver. Except as explicitly set forth in paragraph 2 of this First Amendment, the execution of this First Amendment and acceptance of any documents related thereto shall not be deemed to be a waiver of any existing or future Default or Event of Default under the Credit Agreement or any other Loan Document, whether or not known to the Bank and whether or not such Default or Event of Default exists on the date of this First Amendment.

                  9. Release. The Borrowers and K-Tel International, Inc. by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Bank, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrowers or any Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this First Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  10. Expenses. The Borrowers hereby reaffirm their agreement under Section 8.5 of the Credit Agreement. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Bank for the

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services performed by such counsel in connection with the preparation of this
First Amendment and the documents and instruments incidental thereto.

                  11. Counterparts. This First Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

                                      K-TEL INTERNATIONAL (USA), INC.


                                      By ______________________________________
                                         Its___________________________________


                                      DOMINION ENTERTAINMENT, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL PRODUCTIONS, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL VIDEO, INC.


                                      By ______________________________________
                                         Its___________________________________

                                      K-TEL DIRECT, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL TV, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL CONSUMER PRODUCTS, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      TCF NATIONAL BANK MINNESOTA


                                      By ______________________________________
                                         Its___________________________________


                                      And


                                      By ______________________________________
                                         Its___________________________________

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

                  The undersigned, K-Tel International, Inc., a guarantor of the indebtedness of K-Tel International (USA), Inc., Dominion Entertainment, Inc., K-Tel Productions, Inc., K-Tel Video, Inc., K-Tel Direct, Inc., K-Tel TV, Inc. and K-Tel Consumer Products, Inc. (together, the "Borrowers") to the Bank pursuant to its Amended and Restated Guaranty dated as of April 10, 1997 (the "Guaranty), hereby (i) acknowledges receipt of the foregoing First Amendment;
(ii) consents to the terms (including without limitation the release set forth in paragraph 9 of the foregoing First Amendment) and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty, its Amended and Restated Collateral Pledge Agreement (the "Pledge Agreement") dated as of April 10, 1997 and its Amended and Restated Security Agreement dated as of April 10, 1997 (the "Security Agreement"); and (iv) acknowledges and agrees that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty, Pledge Agreement and/or its Security Agreement for all of the present and future indebtedness of the Borrowers to the Bank.

                                      K-TEL INTERNATIONAL, INC.

                                      By ______________________________________
                                         Its